Exhibit 10.76

Scoles/Morris Building
Mailing Address: 540 Sespe Avenue, Suite 2
Fillmore, California 93015

September 30, 2005

Sespe Pharmacy
Steve Westlund
552 Sespe Avenue, Suite D
Fillmore. CA 93015

Re: Rent Increase

Dear Steve:

There will be an increase in your monthly rent effective November 1, 2005. Your monthly rent will be $2,700, resulting in a month-month tenancy.

Also, please make certain that your liability insurance is current and that Mary E. Scoles and J. Chapman Morris are named as additional insured/loss payees. Your insurance company should mail the Certificate of Insurance to our office.

Should you prefer a written lease with a term of five (5) years, we will be happy to discuss the conditions of such a lease.

Thank you for your attention. If you have any questions or observations, please do not hesitate to contact us.

Sincerely yours,

/s/ John Scoles
_______________________
John F. Scoles, agent for
Mary E. Scoles

/s/ J. Chapman Morris
_______________________
J. Chapman Morris

Scoles/Morris Building
Mailing Address: 540 Sespe Avenue, Suite 2
Fillmore, California 93015

October 7, 2005

Sespe Pharmacy
Steve Westlund
552 Sespe Avenue, Suite D
Fillmore. CA 93015

Re: Rent Increase Due November 1, 2005, for Suite D, 552 Sespe Avenue, Fillmore, CA.

Dear Steve:

The rent increase to $2,700 per month due November 1, 2005, per our September 30, 2005 notice, shall be reduced to $2,600 ($100 credit) so long as Sespe Pharmacy completes the maintenance on the inside common area.

Thank you for you attention. If you have any questions or observations, please do not hesitate to contact us.

Sincerely yours,

/s/ John Scoles
_______________________
John F. Scoles, agent for
Mary E. Scoles

/s/ J. Chapman Morris
_______________________
J. Chapman Morris